Exhibit 10.5.11

AMENDMENT No. 11

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LIMITED

AIRBUS S A S ( formerly known as AIRBUS INDUSTRIE GIE)

CCC No 337.0046/04

A320 Family-TAI-AMDT 11-11/04

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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AMENDMENT No 11

This Amendment No 11 to the A320 Family Purchase Agreement (the “Purchase Agreement”) signed on the 19th day of March 1998 is made as of the         day of November 2004

BETWEEN

AIRBUS S.A.S. (formerly known as Airbus Industria GIE), having its principal office at:

1 Rand-Point Maurice Bellante

31707 BLAGNAC- CEDEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

ATLANTIC AIRCRAFT HOLDING LIMITED having its principal office at:

c/o Winterbotham Trust Company Limited

Bolam House

King and George Streets

NASSAU

BAHAMAS

(hereinafter referred to as the “Buyer”) of the other part.

WHEREAS

A -	The Buyer and the Seller have entered into that certain A320 Family Purchase Agreement (the “A320 Family Purchase Agreement” or “Purchase Agreement”) dated March 19th, 1998 covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No 1 to No 32.

B -	The Buyer and the Seller have entered into Amendment No 1 to the Purchase Agreement dated September 9th, 1998 covering the [*] Firm A319-100 Aircraft (on December 1999 and January 2000).

C -	The Buyer and the Seller have entered into Amendment No 2 to the Purchase Agreement dated 28th December, 1999 covering:

(i)	The [*] A320-200 Aircraft [*] and the [*] new A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft with [*] previously Firm A320-200 Aircraft.

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[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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D -	[*] Simultaneously, the Buyer and the Seller signed Amendment No 3 to the Purchase Agreement dated December 29th, 1999 covering the modification of certain provisions of the Letter Agreement Not to the Purchase Agreement.

E -	The Buyer and the Seller have entered into Amendment No 4 to the Purchase Agreement dated 15 February, 2000 covering:

(i)	the [*] A320-200 Aircraft [*] and its [*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*] Firm A319-100 Aircraft.

F -	The Buyer and the Seller have entered into Amendment Nos to the Purchase Agreement dated 06 April, 2001 covering:

(i)	the [*] A320-200 Aircraft [*] Firm No 41) and the [*] A320-200 Aircraft (No 44),

(ii)	the [*] A320-200 Aircraft [*] (Firm No 42) with one (1) previously Firm A319-100 Aircraft (Firm No 31[*]),

(iii)	The [*] A320-200 Aircraft [*] (Firm No 43) and the replacement of such [*] A320-200 Aircraft (No 46), and

(iv)	the [*] A320-200 Aircraft [*] (Firm No 44) [*] Firm A319-100 Aircraft (Firm No 32 [*]).

G -	The Buyer and the Seller have entered into Amendment No 6 to the Purchase Agreement dated 09th April 2001, covering the rescheduling of certain delivery dates related to firm Aircraft No 13, 14 and 40 (all of which were scheduled to be delivered to Buyer in December 2001) which [*] firm Aircraft No 45 (September 2001), No 46 (October 2001) and No 47 (October 2001) and, additionally, the firm Aircraft No 18 [*] to an A320-200 Aircraft [*]

H -	[*] September, November and December 2002) to July, October and

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[*]

I -	[*].

J -	The Buyer and the Seller have entered into Amendment No g to the Purchase Agreement dated 06th of December 2002, covering the rescheduling of the delivery date of firm Aircraft No 22 from August 2003 to June 2003.

K-	The Buyer and the Seller have entered into Amendment No 10 to the Purchase Agreement dated 30th of October 2003, covering the rescheduling of the delivery date of firm A320-200 Aircraft No 46 and 47 from May and June 2004 to October and November 2004.

L-	Following the fulfilment of the Buyer with respect to its obligations under the Framework Agreement, as modified by Amendment No S to the A320 Family Purchase Agreement, the Buyer and the Seller have agreed to simultaneously:

(i)	[*], and

(ii)	cancel and terminate Amendment No 3 to the Purchase Agreement [*] stated in Clause 1 of Letter Agreement No 1 to the Purchase Agreement.

M-	As used hereafter, the terms “Purchase Agreement” and “A320 Family Purchase Agreement” mean the Purchase Agreement together with all Exhibits and schedules thereto, as amended to date by Amendments No 1 to 10, inclusive.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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1.	DEFINITIONS

Capitalized words used herein and not defined shall have the meanings ascribed to them in the A320 Family Purchase Agreement.

2.	SCOPE

The scope of this Amendment No 11 is to terminate and cancel Amendment No 3 to the A320 family Purchase Agreement, simultaneously with the termination of the [*].

3.	APPLICATION OF THE “[*]”

Clause 1 of Letter Agreement No 1 to the A320 Family Purchase Agreement, is hereby deleted in its entirety and replaced with the following (such amendment to be applicable to all [*] Aircraft (A319 or A320 (or A321 in the case may be), irrespectively) delivered by the Seller to the Buyer after the date hereof):

QUOTE

[*]

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4.	TERMINATION OF AMENDMENT No 3

Amendment No 3 to the Purchase Agreement is hereby terminated and cancelled and shall not be applicable to any Aircraft remaining to be delivered by the Seller to the Buyer under the Purchase Agreement.

5.	TERMINATION OF [*]

[*]

6.	MISCELLANEOUS

It is hereby agreed that all terms and conditions of the Purchase Agreement, as amended hereby, including its Exhibits and Letter Agreements shall continue in full force and effect except as expressly modified by this Agreement No 11.

In case of any inconsistency between this Amendment No 11 and the Purchase Agreement, this Amendment No 11 shall prevail.

This Amendment No 11 together with the Purchase Agreement, its Exhibits and Letter Agreements and amendments to date contain the entire agreement between the parties with respect to the subject matter hereof and supersede any previous understandings, commitments and/or representations whatsoever oral and written with respect to such subject matter.

This Amendment No 11 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment No 11 shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorised representatives.

This Amendment No 11 shall be governed by and construed in accordance with the laws of Franee.

IN WITNESS WHEREOF this Amendment No 11 to the A320 Family Purchase Agreement is entered into the day and year first above written.

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED	AIRBUS S.A.S.

By:	By:

Its:	Its:

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